1290 FUNDS®

1290 Multi-Alternative Strategies Fund

SUPPLEMENT DATED MAY 3, 2023, TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MARCH 1, 2023

This Supplement updates certain information contained in the Summary Prospectus and Prospectus of 1290 Funds (the “Trust”) dated March 1, 2023, regarding 1290 Multi-Alternative Strategies Fund (the “Fund”). You should read this Supplement in conjunction with the Summary Prospectus and Prospectus and retain it for future reference. You can find the Fund’s Summary Prospectus, Prospectus, Statement of Additional Information, reports to shareholders and other information about the Fund online at www.1290Funds.com/literature.php. You can also get this information at no cost by calling 1-888-310-0416 or by sending an e-mail request to 1290Funds@dfinsolutions.com.

The following change is being made to the Summary Prospectus entitled “1290 Multi-Alternative Strategies Fund — Class A (TNMAX), Class I (TNMIX) and Class R (TNMRX) Shares” and the section of the Prospectus entitled “1290 Multi-Alternative Strategies Fund — Class A (TNMAX), Class T (TNMCX), Class I (TNMIX) and Class R (TNMRX) Shares”:

The section entitled “Investments, Risks, and Performance — Principal Risks” is amended by deleting “Momentum Risk” in its entirety and replacing it with the following information:

Momentum Risk — Momentum entails investing more in securities that have recently had higher total returns and investing less in securities that have recently had lower total returns. These securities may be more volatile than a broad cross-section of securities, and momentum may be an indicator that a security’s price is peaking or troughing. Momentum (positive or negative) can turn quickly, and utilizing momentum as a factor in the investment analysis process can cause significant variation from other types of investment strategies. The Fund may experience significant losses or miss out on significant gains if a security’s momentum stops, turns or otherwise behaves differently than predicted.

The section of the Prospectus entitled “More information on strategies and risks” is amended by deleting “Momentum Risk” in its entirety and replacing it with the following information:

Momentum Risk — Momentum entails investing more in securities that have recently had higher total returns and investing less in securities that have recently had lower total returns. These securities may be more volatile than a broad cross-section of securities, and momentum may be an indicator that a security’s price is peaking or troughing. Momentum (positive or negative) can turn quickly, and utilizing momentum as a factor in the investment analysis process can cause significant variation from other types of investment strategies. A Fund may experience significant losses or miss out on significant gains if a security’s momentum stops, turns or otherwise behaves differently than predicted.